Blackbaud Presentation Bob Sywolski/Tim Williams

Forward Looking Statements This presentation contains "forward-looking statements". These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this presentation. We undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances. This presentation contains trade names, trademarks and service marks of other companies. We do not intend our use or display of other parties' trade names, trademarks & service marks to imply a relationship with, or endorsement or sponsorship of, these other parties.

Company Overview Dominant global provider of software/services to the non profit sector Helping customers Increase donations Improve communications Optimize financial efficiency and compliance 25 Years of domain expertise and 13,000 customers Solid financial performance 2004 Rev - $139M + 18% (4yr CAGR 13.4%) 2004 Pro Forma Op Inc $40M + 17% (4yr CAGR 20.5%) Attractive Revenue model 50% from software/services (23% growth in 2004) 50% from recurring sources (17% growth in 2004)

Investment Highlights Multi-billion dollar market with consistent long-term growth trends Dominant market share driven by Industry leading core back-end systems critical mass of 13,000 customers and domain expertise Solid track record with new products Customer base supports strong back-to-base sales Attractive financial model with Revenue predictability Attractive margins Sizable cash flow Experienced management team with solid operational track record

Nonprofit Market is Large and Growing Over 1.5 million NPOs in the U.S. (360,000 addressable market) $241 billion annual contributions $600 billion in fees for services Over 1.5 million NPOs internationally Revenue for filing NPOs represents 11.6% of U.S. GDP Giving Levels Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 62 11.83 63 13.14 64 13.6 65 14.71 66 15.79 67 17.03 68 18.85 69 20.66 70 21.04 71 23.44 72 24.44 73 25.59 74 26.88 75 28.56 76 31.85 77 35.21 78 38.57 79 43.11 80 48.63 81 55.28 82 59.11 83 63.21 84 68.58 85 71.69 86 83.25 87 82.2 88 88.04 89 98.43 90 101.37 91 105.02 92 110.4 93 116.54 94 119.17 95 124 96 138.55 97 159.37 98 177.44 99 201.59 0 228.25 1 238.46 3 240.92 U.S. nonprofit contributions ($ billions) 8% CAGR Over $841 billion of annual total spend Source: Giving USA

$500K-$2.4M $100M+ $2.5M-$9.9M <$500K $10M-$99.9M Source: Company estimates Annual Revenue of Target Market $6.0 Billion Addressable Domestic Market # U.S. Orgs 2,165 20,076 43,086 209,639 85,190 Estimated revenue Opportunity for Blackbaud 2,000 Orgs @ $750K $1.5 BN 20,000 Orgs @ $75K 40,000 Orgs @ $20K 80,000 Orgs @ $15K 100,000 Orgs @ $10K $1.5 BN $0.8 BN $1.2 BN $1.0 BN The Domestic Nonprofit Market Opportunity

Raising more money and improving relationships with donors/constituents Managing finances with enhanced accountability and compliance Improving operational efficiency Nonprofits are under pressure to improve performance and operate more like for profit businesses Nonprofits Face Unique Challenges

Best-of-breed functionality ~ 86% of sales (2004 Bookings) - growing at 17% With tight integration between apps as differentiator - only vendor in the space to offer 'complete solution' Drives new customer growth and lays foundation for back-to-base sales > 3,000 customers > 9,000 customers ~ 750 customers Core Offerings Address these Challenges

Online community / content management system with extensions to each major product line Prospect Analysis tools Ticketing Mgmt Web donor relationship and fundraising tool Data analysis tools Constituent Record Analysis Comprehensive ticketing solution which allows holistic view of patrons, visitors and donors. Improves fund raising effectiveness by analyzing and revealing prospects likelihood and capacity to give Business Intelligence for nonprofits Helps nonprofits improve data accuracy by cleansing and appending information to their records New Offerings ... with tight integration to core products Data Enrichment Services

Blackbaud


INTERNET
The Raiser's Edge®
The Information Edge™
The Financial Edge™
The Education Edge™
The Patron Edge™
Remote
Development Staff
Executives
RE: Anywhere™
Donors
Members
Volunteers
Event Participants
RE: NetSolutions™
Alumni
Class Agents
Gift Officers
Donors
Members
Blackbaud NetCommunity™
Executives
Prospect Researchers
Gift Officers
WealthPoint Online™
Executives
Org-wide Staff
& Managers
Constituents
Mission Performance Web Publishing
Accountants
Staff
Providers
Online Requisitions
Parents
Students
NetClassroom™
Teachers
Advisors
Administrators
Faculty Access for the Web™
Patrons
Ticket Buyers
Patron Edge Online™

Bob Sywolski | Page #10
© 2004 Blackbaud

Blackbaud Solutions Stack

Healthcare Family / Human Services Schools K-12 Higher Education Religious Recreational / Social Cultural Large and Diversified Customer Base Large and Diversified Customer Base

Internet Tele- prospecting Conferences & Seminars Referrals Direct Mail 30 Lead Qualification Reps 40,000+ Leads Direct Sales (Mid-market) Key Account Sales Inside Sales (Installed Base) Channel Partners $25k ASP and Several Thousand Transactions per Quarter Diversified Sales Channel Drives High Volume Strategy

Why Blackbaud Wins Focus on nonprofit customer needs for 25 years and extensive professional services capabilities Nonprofit industry expertise Financial strength and scale End-to End, Integrated Suite Proven track record of reliability and customer service We own the "backend" and provide analytics, ticketing, web support, Internet apps and professional services Largest installed customer base of over 13,000 nonprofits Customers depend on Blackbaud stability and longevity

Market Leadership and Universal Brand Recognition Sources of Competition Internally developed solutions are the most common competition 3rd party competition comes from small, private vendors and divisions of larger orgs Blackbaud dominates Fundraising and leads all major application categories Fundraising Customers Blackbaud 4500 Campagne 3000 Softerware (Donerperfect) 2500 eTapestry 2100 JSI (Sage) 1500 BSR (SunGard) 200 TargetSoftware 100 Blackbaud Campagne Softerware (Donorperfect) eTapestry JSI (Sage) BSR (SunGard) TargetSoftware

Predictability Recurring sources are 50% of rev Greater than 90% renewal rates 2004 - Maintenance 12% growth Subscription 82% growth Attractive Growth Software/Services are 50% of rev "Core" + "New Offerings" 2004 - Software 19% growth Services 25% growth Attractive Business and Revenue Model

Mid-90's maintenance renewal rates creates strong recurring revenue base 13.4% CAGR Total Revenue ($ millions) Solid Revenue Growth

Note: Results exclude stock option compensation expense, amortization of intangibles and IPO costs. $ millions Consistent Growth in Profitability 2001 2002 2003 2004 $40 29% $33 $29 28% $19 23% 2000 Margin Operating Income "Pro Forma" Operating Income 20.5% CAGR 29%

2004 Performance ($millions) Note: Results exclude stock option compensation expense, amortization of intangibles and IPO related costs. Q4 2004A $6.8 $35.7 $11.3 68% $9.9 28% $6.2 $0.13 YoY Growth 19% 17% 18% 17% 24% Full Yr 2004A $25.4 $138.7 $41.2 70% $40.0 29% $24.7 $0.54 License revenue Total revenue "Pro forma" gross profit % margin "Pro forma" operating income % margin "Pro forma" net income "Pro forma" earnings per share YoY Growth 15% 17% 14% 16% 15%

Capital Management Program Announced February 1 Driven by strategy to maximize use of cash and returns for investors Dividend and share buyback $.20/share annual cash dividend; $.05/share paid February 28 to shareholders of record February 14 $35 million share buyback authorization effective February 4 Cash resources more than adequate $42 million at December 31 $30 million line of credit available Cash generating capabilities are significant $40 million free cash flow in 2004, +23% vs. 2003 Infrastructure and working capital needs are insignificant DSO's of ~ 40 days Deferred tax asset provides $7.7 million of annual tax savings, available through 2014

Summary Multi-billion dollar market opportunity with consistent long-term growth trends Dominant market share position supported by critical mass and domain expertise Industry leader in core, back-end systems and track record of launching new products to drive growth Growing relationships with 13,000 customers Attractive financial model highlighted by revenue predictability, attractive margins and sizable cash flow Experienced management team with solid operational track record

Blackbaud Presentation Bob Sywolski/Tim Williams